UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2025

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2025, our Board of Directors increased the size of the Board of Directors to six members and elected Darius G. Nevin as a director for a term expiring at our 2025 annual meeting of shareholders. In connection with his election as a director, Mr. Nevin was appointed to serve on the Board of Directors’ Audit Committee and Human Capital and Compensation Committee. The Board of Directors has determined that Mr. Nevin is independent under the rules of the NASDAQ Stock Market.

In connection with his service as a director, Mr. Nevin will receive compensation in accordance with our Amended and Restated Non-Employee Director Annual Compensation Program, which is described in our definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2024. We and Mr. Nevin will enter into an Indemnification Agreement in the form filed as Exhibit 10.1 hereto.

There is no arrangement or understanding between Mr. Nevin and any other persons pursuant to which he was selected as a director. In addition, Mr. Nevin does not have an interest in any transaction with us or any of our subsidiaries that would be reportable pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

On March 28, 2025, we issued a press release, a copy of which is filed as Exhibit 99.1 hereto, announcing the election of Mr. Nevin to our Board of Directors.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Form of Indemnification Agreement for directors and officers, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended October 30, 2021, and incorporated by reference herein.

99.1	Press Release dated March 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: March 28, 2025	By:	/s/ Gregory A. Woods
Gregory A. Woods
President and Chief Executive Officer